UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 5, 2025

RB Global, Inc.

(Exact name of registrant as specified in its charter)

Canada	001-13425	98-0626225
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two Westbrook Corporate Center, Suite 500, Westchester, Illinois 60154

(Address of principal executive offices) (Zip Code)

(708) 492-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares	RBA	New York Stock Exchange
Common Share Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 5, 2025 RB Global, Inc. (the “Company”) held its 2025 annual and special meeting of shareholders (the “Meeting”). All ten of the Company’s nominees to the Company’s board of directors were elected, and all other resolutions put forward at the Meeting were approved. The final results of the voting at the Meeting are set out below.

(1)        Election of Directors. The Company’s shareholders elected the following ten nominees to the Company’s Board of Director’s. Each of the nominees will serve for a one-year term and hold office until the next annual meeting of shareholders, unless he or she sooner ceases to hold office. The following table sets forth the vote of the shareholders at the Meeting with respect to the election of directors:

Nominee	For	Withheld	Broker Non-Votes
Robert G. Elton	165,597,450	3,134,198	3,247,826
Jim Kessler	168,459,097	272,551	3,247,826
Brian Bales	168,457,685	273,963	3,247,826
Adam DeWitt	168,278,934	452,714	3,247,826
Gregory B. Morrison	168,157,419	574,229	3,247,826
Timothy O’Day	164,944,095	3,787,553	3,247,826
Sarah Raiss	167,712,289	1,019,359	3,247,826
Michael Sieger	166,909,338	1,822,310	3,247,826
Debbie Stein	166,501,352	2,230,296	3,247,826
Carol Stephenson	166,304,935	2,426,713	3,247,826

(2)        Appointment and Renumeration of Ernst & Young LLP. The Company’s shareholders approved the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm until the next annual meeting of the Company and authorized the audit committee of the Board to fix their remuneration. The following table sets forth the vote of the shareholders at the Meeting with respect to the appointment and renumeration of Ernst & Young LLP:

For	Withheld	Abstain	Broker Non-Votes
171,873,697	33,063	72,714	-

(3)        Advisory Vote on Executive Compensation. The Company’s shareholders approved the non-binding advisory resolution, commonly known as a “Say on Pay” proposal, regarding the compensation of the Company’s named executive officers. The following table sets forth the vote of the shareholders at the Meeting with respect to the advisory vote on executive compensation:

For	Against	Abstain	Broker Non-Votes
163,810,451	4,707,316	213,881	3,247,826

(4)        Ratification, Confirmation and Approval of the Second Amended and Restated Shareholder Rights Plan Agreement. The Company’s shareholders ratified, confirmed and approved the second amended and restated shareholder rights plan agreement between the Company and Computershare Investor Services Inc., as rights agent, dated February 24, 2025. The following table sets forth the vote of the shareholders at the Meeting with respect to such ratification, confirmation and approval:

For	Against	Abstain	Broker Non-Votes
139,134,824	29,563,549	33,275	3,247,826

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RB GLOBAL, INC.

By:	/s/ Ryan Welsh
Ryan Welsh
Corporate Secretary

Dated: May 6, 2025